UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2016, the Prologis, Inc. 2016 Outperformance Plan (“POP”) was executed, replacing the Prologis, Inc. Outperformance Plan. POP amends and restates the earlier plan to, among other things, implement an additional performance hurdle and lock-up requirement on equity paid under the plan.

Generally, under POP, in the event that our annualized total stockholder return (“TSR”) during the performance period exceeds the annualized TSR of the Morgan Stanley Capital Index US REIT Index (“RMS”) by more than 100 basis points during the performance period, then a performance pool will be formed under POP equal to 3% of such excess return to stockholders. The performance pool shall not exceed an amount equal to the greater of (i) $75,000,000 or (ii) 0.5% of our common equity market capitalization as calculated under POP (the “Capitalization Cap”). This performance threshold and the performance pool cap did not change from the previous plan.

POP implements an additional performance hurdle to earn the amount of the performance pool in excess of the $75,000,000 up to the Capitalization Cap (the “Excess Award Amount”), if any. Starting with the 2016 – 2018 performance period, if the relevant performance thresholds are met, participants can earn POP awards for their share of an aggregate performance pool up to $75,000,000. If earned, these POP awards will be paid after the end of the initial three-year performance period. If our levels of outperformance warrant an aggregate performance pool greater than $75,000,000, then participants can earn their share of the Excess Award Amount during the course of a three-year period after the end of the initial performance period. One-third of this Excess Award Amount can be earned at the end of each of the three years after the initial performance period, if our performance meets or exceeds the RMS in each of such three years.

In addition, POP imposes a new lock-up requirement on equity paid under the plan. Generally, participants will not be able to sell or transfer any equity they receive as initial or excess POP awards until three years after the end of the initial performance period. If the performance criteria are not met, any POP participation points and POP LTIP Units of Prologis, L.P. for the applicable performance period will be forfeited. As with the previous plan, POP also has certain positive TSR requirements, which must be met before participants can be paid awards under POP.

POP and the form of POP LTIP Unit Award Agreement (amended to reflect corresponding changes) have been included herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Prologis, Inc. 2016 Outperformance Plan

10.2	Form of Prologis, Inc. 2016 Outperformance Plan LTIP Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prologis, Inc.
(Registrant)

Date: August 16, 2016	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel

Prologis, L.P.
(Registrant)

	By:	Prologis, Inc.,
Its general partner

Date: August 16, 2016	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel